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                                                                      Exhibit 24


                                POWER OF ATTORNEY

     We, the undersigned directors of The Kroll-O'Gara Company (the "Company") hereby appoint Wilfred T. O'Gara and Abram S. Gordon or either of them, with full power of substitution, our true and lawful attorneys and agents, to do any and all acts and things in our names and on our behalf as directors of the Company which said attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997, including, without limitation, signing for us, or any of us, in our names as directors of the Company, such Form 10-K and any and all amendments thereto, and we hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, this Power of Attorney has been signed below by the following persons in the capacities indicated as of the 23rd day of March, 1998.

Signature                                        Title
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/s/ Jules B. Kroll                               Director
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Jules B. Kroll

/s/ Thomas M. O'Gara                             Director
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Thomas M. O'Gara

/s/ Wilfred T. O'Gara                            Director
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Wilfred T. O'Gara

/s/ Michael G. Cherkasky                         Director
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Michael G. Cherkasky

/s/ Marshall S. Cogan                            Director
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Marshall S. Cogan

/s/ Michael J. Lennon                            Director
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Michael J. Lennon


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/s/ Raymond E. Mabus                             Director
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Raymond E. Mabus

/s/ Hugh E. Price                                Director
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Hugh E. Price

/s/ Jerry E. Ritter                              Director
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Jerry E. Ritter

/s/ William S. Sessions                          Director
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William S. Sessions

/s/ Howard I. Smith                              Director
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Howard I. Smith